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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 30, 2004
                                                          --------------

                                  Langer, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-12991                     11-2239561
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(State or other jurisdiction  (Commission File Number)          (IRS Employer
      of incorporation)                                      Identification No.)


   450 Commack Road, Deer Park, New York                        11729 - 4510
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  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: 631-667-1200
                                                    ------------


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

         The following Exhibit is hereby filed as part of this Current Report on Form 8-K:

          Exhibit 99.1 Press Release dated March 30, 2004 with respect to the Registrant's financial results for the year ended December 31, 2003.

Item 9. Regulation FD Disclosure

         The information included in this section is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On March 30, 2004, The Registrant announced financial results for the fourth quarter ended December 31, 2003. A copy of the press release announcing the Registrant's earnings results for the year ended December 31, 2003 is attached hereto as Exhibit 99.1.




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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2004

LANGER, INC.

By:  /s/ Andrew H. Meyers
    -----------------------------
         Andrew H. Meyers
         President and Chief Executive Officer





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                                  Exhibit Index

                 Exhibit 99.1 Press Release dated March 30, 2004